                                                         Page  15  of  16  Pages



                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, (the "Act") the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to common stock of Halsey Drug Co., Inc. (including warrants to acquire the same) and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. Notwithstanding this Joint Filing Agreement, the persons named below disclaim that they constitute a "group" for purposes of Section 13d of the Act and the rules and regulations promulgated in connection therewith. In evidence thereof, the undersigned have executed this Joint Filing Agreement as of the 23rd day of October, 1995.

                                                 THE CHASE MANHATTAN CORPORATION


                                                            10/24/95
                                                  ------------------------------
                                                              (Date)

                                                        JOHN V. CAULFIELD
                                                  ------------------------------
                                                            (Signature)

                                                      John V. Caulfield V.P.
                                                  ------------------------------
                                                           (Name/Title)

                                                  THE CHASE MANHATTAN BANK, N.A.


                                                            10/24/95
                                                  ------------------------------
                                                              (Date)

                                                        JOHN V. CAULFIELD
                                                  ------------------------------
                                                            (Signature)

                                                      John V. Caulfield V.P.
                                                  ------------------------------
                                                           (Name/Title)



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                                                         Page  16  of  16  Pages

                                                            THE BANK OF NEW YORK


                                                            10/23/95
                                                  ------------------------------
                                                              (Date)

                                                          RICHARD MAYBAUM
                                                  ------------------------------
                                                            (Signature)

                                                       Richard Maybaum A.V.P.
                                                  ------------------------------
                                                           (Name/Title)


                                                ISRAEL DISCOUNT BANK OF NEW YORK


                                                         October 23, 1995
                                                  ------------------------------
                                                              (Date)

                                                         GEORGE S. DALLAL
                                                  ------------------------------
                                                            (Signature)

                                                      George S. Dallal, V.P.
                                                  ------------------------------
                                                           (Name/Title)


                                                         October 23, 1995
                                                  ------------------------------
                                                              (Date)

                                                        R. DAVID KORNGRUEN
                                                  ------------------------------
                                                            (Signature)

                                                      R. David Korngruen A.V.P.
                                                  ------------------------------
                                                           (Name/Title)